                          Exhibit 1. (10)(a)
                          ------------------

                   Proposed form of Application for

                           Standard Policy

------------------------------------------------------------------------

                             APPLICATION

                                 FOR

                          FLEXIBLE PREMIUM

                           VARIABLE LIFE

                             INSURANCE



                              General
                              American
                    LIFE INSURANCE COMPANY [Logo]
                         St. Louis, Missouri

------------------------------------------------------------------------

10859 (9/86)

                                GENERAL
                              INSTRUCTIONS

* Please complete all applications and supplements in black ink for photocopying and microfilming purposes.

*  Please print legibly to avoid issue errors.

* In order to make the application less bulky, it will be necessary to photocopy the MIB authorization if an APS is ordered by the General Agent. The original MIB authorization must be forwarded to the Home Office with the application.

* To avoid overwrite-Please remove the Proposed Insured's copy of the Interim Insurance Agreement after completion, if applicable.




10859 (9-86)

                          GENERAL AMERICAN

                       LIFE INSURANCE COMPANY

                         ST. LOUIS, MISSOURI

           AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION

I authorize General American, its agents, employees, reinsurers, insurance support organizations and their representatives to obtain information about me to evaluate this application. This information may be about: (a) age;
(b) medical history, condition and care; (c) physical and mental health;
(d) occupation; (e) income; (f) avocations; (g) driving record; (h) other personal characteristics; and (i) other insurance. It includes the use of alcohol, drugs and tobacco.

I authorize any physician, health care professional, hospital, clinic, medical facility, the Veterans Administration, the MIB, Inc., employer, consumer reporting agency or other insurance company, to release information about me to General American or its representatives on receipt of this Authorization. General American or its representative(s) may also release this information about me to its reinsurer, to the MIB, Inc., or to another insurance company to whom I have applied or to whom a claim has been made. No other release may be made except as allowed by law or as I further authorize.

This form is valid for 30 months from the date it is signed. I have received the Notice of Information Practices, which includes the Medical Information Bureau and Fair Credit Reporting Act notices. I authorize General American to obtain an investigative consumer report on me.

A photographic copy of this is as valid as the original. I have the right to receive a copy of this if I ask for it.

                                                  John Doe
---------------------------------   ---------------------------------------
Date                                    Print Name of Proposed Insured

                                    X
---------------------------------    --------------------------------------
Witness                                 Signature of Proposed Insured,
                                         Parent or Guardian of Minor

        Send Authorization to Home Office with Application
---------------DETACH HERE-------------------------------------------------
                       Give Bottom to Proposed Insured


                                GENERAL AMERICAN
                             LIFE INSURANCE COMPANY
                              ST. LOUIS, MISSOURI

                           CUSTOMER INTERVIEW PROGRAM

        In connection with your application for insurance you may be receiving a telephone call from a person at our Home Office or another agency authorized to obtain some personal and financial information. You can be assured that your answers are strictly confidential and will be used only to assess your eligibility for insurance. The interview normally takes from five to ten minutes and will be conducted at a time convenient to you. In the event you are not in when the interviewer calls. the interviewer will probably leave his/her name and a telephone number so that you can return the call at no charge to you and supply the necessary information.

10859 (9-86)

NOTICE OF INFORMATION PRACTICES -- This Notice Must be Given to the Proposed Insured (Including Medical Information Bureau Notice and Fair Credit Reporting Act Notice).

In considering your application, information from various sources will be considered. These include your statements, the results of your physical examination (if required), and reports we get from doctors or medical facilities which have attended you.

Information about your insurability will be treated as confidential. We, or our reinsurers, may however, make a brief report of this to the Medical Information Bureau, a nonprofit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file (medical information will be disclosed only to your attending physician). If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660.

We, or our reinsurers, may also release information to other life insurance companies to whom you apply for life or health insurance, or to whom a claim is submitted.

In addition, we may get an investigative report from a consumer reporting agency. This report requires personal interviews with your neighbors, friends, or other acquaintances for information as to your general reputation, personal characteristics and mode of living. As part of your application, you have authorized us to do this. You have the right to be personally interviewed and to make a written request within a reasonable period about the nature and scope of this investigation. Upon written request you will be told if such a report has actually been ordered, and if it has, we will give you the name and address of the consumer reporting agency. You may contact this consumer reporting agency and ask for a copy of such report.

Unless a legitimate business need exists or we are required to do so by law, the information we get in this report, as well as any other information which we later acquire, will not be disclosed to anyone else without your consent. You may request a copy of all information acquired by us and have a right to correct any personal information which you feel is inaccurate. We will, if required by law, give you a more detailed notice of the types of personal information which we get in considering your application, as well as any additional rights which you may have.

If you need any assistance, please feel free to contact your agent or us at General American, Attention: Individual Life and Health Underwriting B1-10, 13045 Tesson Ferry Rd., St. Louis, MO 63128.

10859 (9-86)

NO.                 CONDITIONAL RECEIPT
   ----------------

                    INTERIM INSURANCE FOR APPLICATION
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
PLEASE READ CAREFULLY
---------------------

I                   John Doe                 have made application to General
 -------------------------------------------
          (Name of Proposed Insured)

American Life Insurance Company for flexible premium variable life insurance. On the same date as below John Doe, 13045 Tesson Ferry, St. Louis, MO 63128
                         -----------------------------------------------------
                               (Name and Address of Premium Deposit Payor)

have/has advanced $                    as a premium deposit for flexible
                   -------------------
variable life insurance.

                               SECTION I

This Receipt may provide a LIMITED AMOUNT of insurance. Any such insurance
                           ------- ------
will be for a LIMITED PERIOD of time (90 days or less). NO INSURANCE will
              ------- ------
be in effect unless each of the conditions precedent listed below is fulfilled
                                ---------- ---------
exactly. This Receipt does not commit us to issue any policy(ies) other than according to our usual underwriting standards.

CONDITIONS PRECEDENT
--------------------
(1) The deposit must be at least 1/12th of the annual premium for the policy(ies) applied for. Unless that amount or more is advanced, NO INSURANCE will take effect under this Receipt. To obtain the MAXIMUM PERIOD (90 days) of coverage, the deposit must be at least 1/4th of the annual premium for the policy(ies) applied for.
(2) The deposit(s) must be paid at the time the Application Part I is signed. This Receipt must be issued at the same time.
(3) We must receive the total premium deposit in our National Service Center at 13045 Tesson Ferry Road, St. Louis, MO 63128.
(4) Any check or draft submitted must be paid the first time it is presented.
(5) We must receive the Application Part II and all medical examinations or tests we request, or which our underwriting rules require. We must receive these at our National Service Center no later than 60 days from the date of this Receipt.
(6)  Our underwriters must formally determine that on the latest of:
     (a)  the date of the Application Part I, or
     (b)  the date of the latest Application Part II, or
     (c) the date of the latest medical examination or test we require, each proposed insured was acceptable to us under our rules, limits and standards. Each person must qualify for the exact plan and amount of insurance and for all supplemental riders applied for. Each person must also be insurable at least at our standard premium rates.
(7) No interim insurance will be in effect if any incorrect or untrue or incomplete statement of material fact is made on:
     (a)  the Application Part I or Part II, or
     (b) any report of any examination or medical test submitted to us. Knowledge of true facts by the agent or medical examiner shall not be imputed to us unless stated in Part I, Part II or a medical report received in the National Service Center.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

                               SECTION II

LIMITATIONS
-----------
Interim insurance under this Receipt is also subject to these limitations:
(1) The maximum interim life and accidental death insurance under this and ALL OTHER RECEIPTS that may be in effect with us in the amount applied for, or $500,000 whichever amount is less. Even if more than one Receipt is in effect, the total amount paid under all Receipts cannot be more than $500,000. This maximum amount will also be reduced by any other life and accident death insurance in force with us. The minimum amount of interim life insurance will be either the amount applied for or $25,000, whichever is less.
(2) Except as limited by this Receipt, our liability is governed by the terms of the policy(ies) applied for. Except for any waiver of premium benefit the term "Policy" includes any riders you have applied for.
(3) Interim insurance may be in effect for up to 90 days from the date of this Receipt. If the deposit is less than 1/4th of the annual premium for the policy(ies) applied for, the maximum period for interim insurance shall be proportionately less.
(4) No interim insurance shall be payable if the proposed insured (a) dies by suicide, or (b) dies or becomes disabled as a result of self-inflicted injury, while sane or insane.

(5) No one is authorized to accept a deposit for a proposed insured who is less than 15 days old or over age 70. There will be no interim insurance for such person, even if a deposit is submitted. (Any age listed will be "age nearest birthday" on the date of this Receipt.)

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *  R
     Interim insurance will become effective if each of the conditions       E
     precedent in Section I is fulfilled exactly. This coverage is subject M to the limitations in Section II. The effective date of this coverage O
     will be either the date of the last dated Application Part I or         V
     Part II, or the date of the last required medical test, if later.       E
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
                                                                             P
                               SECTION III                                   R
                                                                             O
TERMINATION OF INTERIM INSURANCE                                             P
--------------------------------                                             O
Interim insurance shall terminate and notice of such termination will be     S
furnished as of the earliest of the following dates:                         E
(1)  The date we formally approve the exact policy(ies) applied for.         D
(2)  The date we determine that you do not qualify as a standard risk and
     elect to terminate the interim insurance.                               I
(3)  The date we formally approve a policy:                                  N
     (a)  on a different plan;                                               S
     (b)  for a different amount;                                            U
     (c)  with different benefit riders; or                                  R
     (d)  at a special risk classification.                                  E
(4)  The date we formally determine not to offer any policy.                 D
(5)  The beginning of the 90th day after the date of this Receipt.           '
                                                                             S
If termination of interim insurance entitles any person to a refund of
the deposit, we will pay 6% interest on that refund. Interim insurance       C
ends as provided whether or not we have yet made such refund.                O
                                                                             P
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *  Y

                               SECTION IV
                                                                             A
PREMIUMS                                                                     F
--------                                                                     T
(1)  We will apply the deposit to the first premium for any policy(ies):     E
     (a)  issued and (b)  physically delivered to you from this application. R
(2)  We will refund the deposit if any of these conditions are met:
     (a)  If you die or become disabled and no claim is payable under this   S
     Receipt.                                                                I
     (b)  No policy becomes effective.                                       G
     (c)  We decline the application and make no counter-offer.              N
     (d)  We decline the application and any policy we issue as a counter-   I
     offer is not accepted.                                                  N
(3)  If a benefit is paid under this Receipt, we will keep all or the        G
     appropriate part of the deposit. Remaining money, if any, will be refunded.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

NO AGENT OR BROKER IS AUTHORIZED TO WAIVE OR CHANGE ANY TERMS OF THIS RECEIPT, OR OF THE POLICY(IES) APPLIED FOR, OR ANY OTHER RIGHTS OF THE COMPANY. NO PROVISION OF THIS RECEIPT SHALL BE MODIFIED OR WAIVED EXCEPT BY AN ENDORSEMENT SIGNED BY AN OFFICER OF OUR COMPANY AT OUR HOME OFFICE.

THIS RECEIPT IS NOT A BINDER. NO AGENT, BROKER OR MEDICAL EXAMINER CAN ACCEPT RISKS, APPRAISE INSURABILITY OR BIND US IN ANY WAY.
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

I HAVE RECEIVED AND READ A COPY OF THIS RECEIPT. I UNDERSTAND AND AGREE TO ALL OF ITS TERMS AND CONDITIONS.


         ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE COMPANY:
    DO NOT MAKE CHECK PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.

Dated at      St. Louis, Missouri       X
        ------------------------------   ----------------------------------
                 City, State               Signature of Proposed Insured

This       day of           , 19
    ------       -----------    ----    -----------------------------------
                                            Signature of Licensed Agent

                          PROPOSED INSURED'S COPY

10859 (9-86)

NO.                 CONDITIONAL RECEIPT
   ----------------
                           GENERAL AMERICAN
                    INTERIM INSURANCE FOR APPLICATION
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
PLEASE READ CAREFULLY
---------------------

I                   John Doe                 have made application to General
 -------------------------------------------
          (Name of Proposed Insured)

American Life Insurance Company for flexible premium variable life insurance. On the same date as below John Doe, 13045 Tesson Ferry, St. Louis, MO 63128
                         -----------------------------------------------------
                               (Name and Address of Premium Deposit Payor)

have/has advanced $                    as a premium deposit for flexible
                   -------------------
variable life insurance.

                               SECTION I

This Receipt may provide a LIMITED AMOUNT of insurance. Any such insurance
                           ------- ------
will be for a LIMITED PERIOD of time (90 days or less). NO INSURANCE will
              ------- ------
be in effect unless each of the conditions precedent listed below is fulfilled
                                ---------- ---------
exactly. This Receipt does not commit us to issue any policy(ies) other than according to our usual underwriting standards.

CONDITIONS PRECEDENT
--------------------
(1) The deposit must be at least 1/12th of the annual premium for the policy(ies) applied for. Unless that amount or more is advanced, NO INSURANCE will take effect under this Receipt. To obtain the MAXIMUM PERIOD (90 days) of coverage, the deposit must be at least 1/4th of the annual premium for the policy(ies) applied for.
(2) The deposit(s) must be paid at the time the Application Part I is signed. This Receipt must be issued at the same time.
(3) We must receive the total premium deposit in our National Service Center at 13045 Tesson Ferry Road, St. Louis, MO 63128.
(4) Any check or draft submitted must be paid the first time it is presented.
(5) We must receive the Application Part II and all medical examinations or tests we request, or which our underwriting rules require. We must receive these at our National Service Center no later than 60 days from the date of this Receipt.
(6)  Our underwriters must formally determine that on the latest of:
     (a)  the date of the Application Part I, or
     (b)  the date of the latest Application Part II, or
     (c) the date of the latest medical examination or test we require, each proposed insured was acceptable to us under our rules, limits and standards. Each person must qualify for the exact plan and amount of insurance and for all supplemental riders applied for. Each person must also be insurable at least at our standard premium rates.
(7) No interim insurance will be in effect if any incorrect or untrue or incomplete statement of material fact is made on:
     (a)  the Application Part I or Part II, or
     (b) any report of any examination or medical test submitted to us. Knowledge of true facts by the agent or medical examiner shall not be imputed to us unless stated in Part I, Part II or a medical report received in the National Service Center.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

                               SECTION II

LIMITATIONS
-----------
Interim insurance under this Receipt is also subject to these limitations:
(1) The maximum interim life and accidental death insurance under this and ALL OTHER RECEIPTS that may be in effect with us in the amount applied for, or $500,000 whichever amount is less. Even if more than one Receipt is in effect, the total amount paid under all Receipts cannot be more than $500,000. This maximum amount will also be reduced by any other life and accident death insurance in force with us. The minimum amount of interim life insurance will be either the amount applied for or $25,000, whichever is less.
(2) Except as limited by this Receipt, our liability is governed by the terms of the policy(ies) applied for. Except for any waiver of premium benefit the term "Policy" includes any riders you have applied for.
(3) Interim insurance may be in effect for up to 90 days from the date of this Receipt. If the deposit is less than 1/4th of the annual premium for the policy(ies) applied for, the maximum period for interim insurance shall be proportionately less.
(4) No interim insurance shall be payable if the proposed insured (a) dies by suicide, or (b) dies or becomes disabled as a result of self-inflicted injury, while sane or insane.

(5) No one is authorized to accept a deposit for a proposed insured who is less than 15 days old or over age 70. There will be no interim insurance for such person, even if a deposit is submitted. (Any age listed will be "age nearest birthday" on the date of this Receipt.)

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
     Interim insurance will become effective if each of the conditions precedent in Section I is fulfilled exactly. This coverage is subject to the limitations in Section II. The effective date of this coverage will be either the date of the last dated Application Part I or
     Part II, or the date of the last required medical test, if later.
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

                               SECTION III

TERMINATION OF INTERIM INSURANCE
--------------------------------
Interim insurance shall terminate and notice of such termination will be furnished as of the earliest of the following dates:
(1)  The date we formally approve the exact policy(ies) applied for.
(2) The date we determine that you do not qualify as a standard risk and elect to terminate the interim insurance.
(3)  The date we formally approve a policy:
     (a)  on a different plan;
     (b)  for a different amount;
     (c)  with different benefit riders; or
     (d)  at a special risk classification.
(4)  The date we formally determine not to offer any policy.
(5)  The beginning of the 90th day after the date of this Receipt.

If termination of interim insurance entitles any person to a refund of the deposit, we will pay 6% interest on that refund. Interim insurance ends as provided whether or not we have yet made such refund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

                               SECTION IV

PREMIUMS
--------
(1)  We will apply the deposit to the first premium for any policy(ies):
     (a)  issued and (b)  physically delivered to you from this application.
(2)  We will refund the deposit if any of these conditions are met:
     (a) If you die or become disabled and no claim is payable under this Receipt.
     (b)  No policy becomes effective.
     (c)  We decline the application and make no counter-offer.
     (d) We decline the application and any policy we issue as a counter-offer is not accepted.
(3) If a benefit is paid under this Receipt, we will keep all or the appropriate part of the deposit. Remaining money, if any, will be refunded.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

NO AGENT OR BROKER IS AUTHORIZED TO WAIVE OR CHANGE ANY TERMS OF THIS RECEIPT, OR OF THE POLICY(IES) APPLIED FOR, OR ANY OTHER RIGHTS OF THE COMPANY. NO PROVISION OF THIS RECEIPT SHALL BE MODIFIED OR WAIVED EXCEPT BY AN ENDORSEMENT SIGNED BY AN OFFICER OF OUR COMPANY AT OUR HOME OFFICE.

THIS RECEIPT IS NOT A BINDER. NO AGENT, BROKER OR MEDICAL EXAMINER CAN ACCEPT RISKS, APPRAISE INSURABILITY OR BIND US IN ANY WAY.
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

I HAVE RECEIVED AND READ A COPY OF THIS RECEIPT. I UNDERSTAND AND AGREE TO ALL OF ITS TERMS AND CONDITIONS.


         ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE COMPANY:
    DO NOT MAKE CHECK PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.

Dated at      St. Louis, Missouri       X
        ------------------------------   ----------------------------------
                 City, State               Signature of Proposed Insured

This       day of           , 19
    ------       -----------    ----    -----------------------------------
                                            Signature of Licensed Agent



10859 (9-86)

------------------------------------------------------------------------------
                       FLEXIBLE PREMIUM VARIABLE LIFE
                             APPLICATION PART I

                             GENERAL AMERICAN
                          LIFE INSURANCE COMPANY
                            ST. LOUIS, MISSOURI
------------------------------------------------------------------------------
1. Amount if any paid in cash in exchange for the Conditional Receipt with the same number as this application.
    $
     ------------------------------
------------------------------------------------------------------------------
2.  (a) Name of Proposed Insured (Print Last, First, Middle)
          Doe, John

    (b) /X/ Male            (c) Social Security Number
        / / Female              ###-##-####
------------------------------------------------------------------------------
    (d) Date of     Mo.    Day    Yr.       (e) Age Nearest Birthday
        Birth       10  -   1  -   51                   35

    (f) If Special Date Desired             (g) Birthplace
        (Date)     N/A                             CA
------------------------------------------------------------------------------
    (h) Residence Address:  Number and Street, or RFD   City     State   Zip
        13045 Tesson Ferry                            St. Louis    MO   63128

        Area       Home Phone No.
         314         843-8700
------------------------------------------------------------------------------
3.  (a) Name of Employer                    (b) Occupation
             Steam Iron Company                 Iron Worker
------------------------------------------------------------------------------
    (c) Business Address:  Number and Street or RFD     City     State   Zip
        123 Fourth Street                             St. Louis    MO   63133

        Area       Bus. Phone No.
         314         888-0099
------------------------------------------------------------------------------
4.  (a) Annual Salary from Occupation
        $35,000

    (b) Total Annual Income from all Sources including 4(a)   5.  Net Worth
        $35,000                                                   $100,000
------------------------------------------------------------------------------
6.  Send Premium Notices to:  /X/ Residence  / / Business

------------------------------------------------------------------------------
7.  POLICY:      Contract Type:   /X/ Level  / / Increasing
    ------
    /X/ FPVL  $ 50,000
               ----------------------
      / / VLSI-85 $
                   ----------------------
    / / Other $
               --------------------------------------
              $
               --------------------------------------
------------------------------------------------------------------------------
    BENEFITS:  / / Waiver of Monthly Deduction
    --------   / / Accidental Death $
                                     ----------------
------------------------------------------------------------------------------
    RIDERS:
    ------
    / / Child Ins.                No. of Units (Complete Form 2769)
                  ---------------
    / / GIO $
             ------------------------
    / / Other $/#
                 --------------------------------------------------
              $/#
                 --------------------------------------------------
------------------------------------------------------------------------------
8.  Total Life insurance and Annuities now in force on Proposed Insured:
    (If none, write "None":   None   .)
                           ----------

---------------------------------------------------------------------------------------------------------------
  Company    Year of Issue    Plan        Personal            Business         Accidental    Waiver of Premium
                                      Insurance Amount    Insurance Amount    Death Amount       Yes    No
---------------------------------------------------------------------------------------------------------------

                                                                                                 / /    / /
---------------------------------------------------------------------------------------------------------------

                                                                                                 / /    / /
---------------------------------------------------------------------------------------------------------------

                                                                                                 / /    / /
---------------------------------------------------------------------------------------------------------------

                                                                                                 / /    / /
---------------------------------------------------------------------------------------------------------------

                                                                                                 / /    / /
---------------------------------------------------------------------------------------------------------------

                              TOTALS
                                     --------------------------------------------------------------------------

------------------------------------------------------------------------------
9.  Is life insurance contemplated or applied for in any
    other company on Proposed Insured? (If "Yes", give
    details in #23.)                                         / / Yes   /X/ No
------------------------------------------------------------------------------
10. Will the insurance being applied for replace any of
    the above or any in force annuities? (Circle coverage
    being terminated) If "Yes", what is the paid to date
    of the coverage being replaced?                          / / Yes   /X/ No
                                   ----------------------
    (Complete and submit required papers.)
------------------------------------------------------------------------------
11. Will the coverage to be replaced be terminated on
    the Premium Due Date(s) upon acceptance of a
    policy issued as a result of this application?           / / Yes   / / No
------------------------------------------------------------------------------
12. Have you ever been declined, postponed, rated or
    offered a policy different than that applied for?
    (If "Yes", give details in #23.)                         / / Yes   /X/ No
------------------------------------------------------------------------------
13. Do you contemplate travel or residence outside
    the U.S.A.? (If "Yes", give details in #23.)             / / Yes   /X/ No
------------------------------------------------------------------------------
14. In the past five years have you been in a motor vehicle
    accident or charged with a moving violation of any
    motor vehicle law or had your license restricted
    or revoked?                                              / / Yes   /X/ No
    (If "Yes", please give your automobile driver's
    license number, date and details in #23.)
------------------------------------------------------------------------------
15. Do you now engage in or contemplate engaging in
    parachuting, racing, underwater diving or any
    similar sport or hobby? (If "Yes", complete Avocation
    Section.)                                                / / Yes   /X/ No
------------------------------------------------------------------------------
16. Have you flown during the past two years in any
    aircraft other than as a passenger? (If "Yes",
    complete Aviation Section.)                              / / Yes   /X/ No
------------------------------------------------------------------------------
17. Planned Periodic Mode:  /X/ ANN  / / SA  / / QR  / / Single Premium
                            / / Pre-Auth Check       / / Payroll Deduction

    / / List Billing:       / / ANN  / / SA  / / QR  / / MO

    List Billing Number (if adding to an existing List Billing)
                                                               -------------
    Applicable Modal Billing Premium $ 466.00
                                      --------
    /X/ Target  / / Minimum  / / Other
------------------------------------------------------------------------------

10859 (9-86)

------------------------------------------------------------------------------
18. Net Premium Allocation: (0 or minimum of 5%. Percentages must be in whole numbers and total 100%.)

    /X/ General Account            50   %
                                --------

    /X/ Money Market Fund          30   %
                                --------

    / / Equity Index Fund               %
                                --------

    /X/ Fixed Income Fund          10   %
                                --------

    / / Managed Equity Fund             %
                                --------

    /X/ Asset Allocation Fund      10   %
                                --------
------------------------------------------------------------------------------
19. Dividend Option (If eligible):
    /X/ Inc. Cash Value  / / Accumulations  / / Cash  / / Pd. Up Addns.
------------------------------------------------------------------------------
20. Automatic Premium Payment election:
    / / Use Dividend Accumulations  /X/ Use Loan Value
    / / Use both Dividend Accumulations and Loan Value  / / Use Neither
------------------------------------------------------------------------------
21. Beneficiary of death benefit: (Print full name, address, telephone number, and relationship of each to Proposed Insured.)
    (a) Primary Class (will receive payment first, if living and not disqualified)

      Mary Doe  13045 Tesson Ferry  St. Louis, MO 63128  (314) 843-8700  Wife

    (b) Contingent Class (will receive payment only if living and not disqualified and if no primary beneficiary receives payment)

------------------------------------------------------------------------------
22. Original Owner of Policy shall be: (Print full name, address, telephone number, and relationship of each to Proposed Insured.)

    /X/ Proposed Insured
    / / Other
Contingent Owner, if any, to become Owner only when no Original Owner is living.
------------------------------------------------------------------------------
Social Security or Tax No. of Proposed Owner:
(Required by law)

    /X/ Individual       ###-##-####
                   -----------------------
    / / Corporation
                    ----------------------
    / / Partnership
                    ----------------------
    / / Trustee
                --------------------------
    / / Other
              ----------------------------
------------------------------------------------------------------------------
23. Explanations or additional instructions.



------------------------------------------------------------------------------
24. For Home Office Endorsement only. (Not applicable in Pennsylvania,
    West Virginia, New Hampshire)


------------------------------------------------------------------------------


10859 (9-86)

------------------------------------------------------------------------------
                             APPLICATION PART II
            (To be completed by the Agent when Non-Medical basis)

                             GENERAL AMERICAN
                             LIFE INSURANCE CO.
                            ST. LOUIS, MISSOURI
------------------------------------------------------------------------------
1.  (a) Name  John Doe                  (b) Date of Birth  10-1-51
------------------------------------------------------------------------------
2.  Height  6  ft.  0  in;  Weight  200  lbs.  Any change in weight in past
          -----   -----           -------
    year? (If yes, give details below, including lbs.)      / / Yes  /X/ No
------------------------------------------------------------------------------
3.  (a) Name and address of your personal physician. If none, check /X/

        Name
            ------------------------------------------------------------------
        Street #
                --------------------------------------------------------------
        City, State & Zip Code
                              ------------------------------------------------
        Phone #
               ---------------------------------------------------------------
    (b) Date and reason last consulted? Date
                                            ------------
        Reason
              ----------------------------------------------------------------
    (c) What treatment was given or medication prescribed?
                                                          --------------------
------------------------------------------------------------------------------
                                                                     YES   NO
4.  Have you EVER been treated for or EVER had any known
             ----                     ----
    indication of:
    (a) Disorder of eyes, ears, nose, or throat?                     / /   /X/
-------------------------------------------------------------------
    (b) Dizziness, fainting, convulsions, headaches, speech defect,
        paralysis or stroke, mental or nervous disorder?             / /   /X/
-------------------------------------------------------------------
    (c) Shortness of breath, persistent hoarseness or cough, blood spitting, bronchitis, pleurisy, asthma, emphysema,
        tuberculosis or chronic respiratory disorder?                / /   /X/
-------------------------------------------------------------------
    (d) Chest pain, palpitation, high blood pressure, rheumatic fever, heart murmur, heart attack or other disorder of the
        heart or blood vessels?                                      / /   /X/
-------------------------------------------------------------------
    (e) Jaundice, intestinal or rectal bleeding, ulcer, hernia, colitis, diverticulitis, hemorrhoids, recurrent
        indigestion, or other disorder of the stomach, intestines,
        liver or gallbladder?                                        / /   /X/
-------------------------------------------------------------------
    (f) Sugar, albumin, blood or pus in urine; venereal disease;
        stone or other disorder of kidney, bladder, prostate or
        reproductive organs?                                         / /   /X/
-------------------------------------------------------------------
    (g) Diabetes; thyroid or other endocrine disorders?              / /   /X/
-------------------------------------------------------------------
    (h) Neuritis, sciatica, rheumatism, arthritis, gout, or
        disorder of the muscles or bones, including the spine,
        back or joints, deformity, lameness or amputation?           / /   /X/
-------------------------------------------------------------------
    (i) Acquired Immune Deficiency Syndrome (AIDS), or an "AIDS"
        Related Condition (ARC)?                                     / /   /X/
-------------------------------------------------------------------
    (j) Disorder of skin, lymph glands, cyst, tumor or cancer?       / /   /X/
-------------------------------------------------------------------
    (k) Allergies; anemia or other disorder of the blood?            / /   /X/
-------------------------------------------------------------------
5.  Are you now under observation or taking medication or
    treatment?                                                       / /   /X/
-------------------------------------------------------------------
6.  Do you have any doctor's visit or medical care scheduled?        / /   /X/
-------------------------------------------------------------------
7.  Other than above, have you within the past 5 years:
    (a) Had any psychiatric or psychological consultation not
        listed above or any physical disorder not listed above?      / /   /X/
    (b) Had a checkup, consultation, illness, injury, surgery?       / /   /X/
    (c) Been a patient in a hospital, clinic, sanatorium, or other
        medical facility?                                            / /   /X/
    (d) Had electrocardiogram, X-ray, other diagnostic test?         / /   /X/
    (e) Been advised to have any diagnostic test, hospitalization,
        treatment, or surgery which was not completed?               / /   /X/
-------------------------------------------------------------------
8.  Have you ever requested or received a pension, benefits, or payment because of an injury, sickness or disability from any
    state or federal plan, any employer, or the military?            / /   /X/
-------------------------------------------------------------------
9.  In the past 5 years have you used any of the following once or more:
    Narcotics, LSD, marijuana, amphetamines, barbiturates,
    cocaine, heroin, or any drugs except as legally prescribed by a
    physician?                                                       / /   /X/
-------------------------------------------------------------------
10. Have you ever received treatment for or advice for or joined
    an organization because of alcoholism or drug addiction?         / /   /X/

-------------------------------------------------------------------
11. Have you ever attempted suicide or a suicidal gesture?           / /   /X/
-------------------------------------------------------------------
12. Do you currently use tobacco in any form?                        / /   /X/
    Have you used tobacco in any form in the last 5 years?           / /   /X/
    If yes, in what form
                        ----------------------------
    how often
             ---------------------------------------
    If discontinued, why
                        ----------------------------
    when
        --------------------------------------------
-------------------------------------------------------------------
13. Do you exercise regularly; i.e. calisthenics, jogging, etc.?     /X/   / /
    If "Yes", how often?  / / Daily  /X/ Weekly  / / Other
-------------------------------------------------------------------
14. If you are a female, are you now pregnant?                       / /   /X/
    If "Yes", what is the expected date of delivery?
                                                    ---------------
-------------------------------------------------------------------
15. Do you have any family history of tuberculosis, diabetes, cancer, high blood pressure, heart or kidney disease,
    mental illness or suicide?                                       / /   /X/
-------------------------------------------------------------------
    DETAILS of answers. (IDENTIFY QUESTION NUMBER, CIRCLE
    APPLICABLE ITEMS: Include diagnoses, dates, duration and names and addresses of all attending physicians and medical facilities.)



-------------------------------------------------------------------
16.                   Age if        Cause of Death         Age at
                      Living                               Death
-------------------------------------------------------------------
Father                  60
-------------------------------------------------------------------
Mother                  60
-------------------------------------------------------------------
Brothers and Sisters
-------------------------------------------------------------------
No. Living    0
-------------------------------------------------------------------
No. Dead      0
-------------------------------------------------------------------

Dated at  St. Louis, Missouri            X
        --------------------------------  ------------------------------------
                                            Signature of Proposed Insured

this    day of                  , 19
    ------------------------------------

Witnessed by
            --------------------------   -------------------------------------
              (Signature of Licensed       Signature of Parent (Guardian) if
                     Agent)                Proposed Insured is under 14 years
                                                   and 6 months old.
------------------------------------------------------------------------------


10859 (9-86)

------------------------------------------------------------------------------
25. Suitability Information:

    (a) Have you received a prospectus for the policy applied /X/ Yes / / No for?

        Date of prospectus   4-1-86
                           ---------------------

        Date of any supplement
                               -----------------

    (b) Do you understand that:

        1. The death benefit and cash surrender value will increase or decrease depending on investment experience, and

        2. There is no guaranteed minimum death benefit or
           cash surrender value?                               /X/ Yes  / / No

    (c) Do you believe that the policy applied for meets your
        insurance objectives and your anticipated financial
        needs?                                                 /X/ Yes  / / No

------------------------------------------------------------------------------


The undersigned agree(s) that:

(1) All Parts of this application will be a part of any policy issued.

(2) Knowledge of the agent or medical examiner shall not be imputed to us unless stated in Part I, or any of its supplements, Part II, or medical reports received in the Home Office. No printed provision of this application shall be modified or waived except by an endorsement signed by an officer at the Home Office.

(3) The "date of issue" as shown in your policy will be the "anniversary date." The due date of future premiums will be determined from that date. The number of policy years and months for deciding policy values will be determined from that date.

(4) Any change, correction or addition made by us will be noted in #24 above. Accepting the policy will mean you approve the change(s), correction(s) or addition(s). In states where required, your written consent will be necessary.

(5) Statements and answers in Application Part I or any of its supplements, and Part II are complete and true to the best of your knowledge and belief.

(6) If a premium is paid and so indicated, Interim Insurance is provided, BUT ONLY as described in the Interim Insurance Agreement which bears the same number as this application.

(7) Policy Delivery Requirements: If an advance premium payment of at least 1/12 of an annual premium is not made; (a) no insurance will be in force until a policy is delivered to the Proposed Owner(s); (b) no insurance will be in force until full premium is paid to us in cash; and (c) no insurance will be in force unless the Proposed Insured is alive and in sound health at the time of delivery.

Dated at  St. Louis, Missouri            X
        -------------------------------- -------------------------------------
                                            Signature of Proposed Insured

this    day of                  , 19
    ----      ------------------    ---- -------------------------------------
                                           Signature of Applicant-Purchaser
                                               if not Proposed Insured.
     I certify that I have truly and        If a Corporation or other Firm,
    accurately recorded on all parts            show full name of Firm.
   of this Application the information
       supplied by the Applicant.


--------------------------------------   -------------------------------------
     (Signature of Licensed Agent)        Signature and Title of Firm Officer
   If not yet appointed, do not sign.        (other than Proposed Insured)

------------------------------------------------------------------------------


10859 (9-86)

------------------------------------------------------------------------------
                       SOLICITING AGENT'S CERTIFICATE

1. Obtain all residence addresses of the Proposed Insured for the past year if the amount applied for is less than $15,000; if $15,000 or over, for the past 5 years.

------------------------------------------------------------------------------
2. If in present occupation less than 1 year, give former occupation and name and address of former employer.

------------------------------------------------------------------------------
3.  Are you related to Proposed Insured?     If yes, explain

------------------------------------------------------------------------------
4.  / / To the best of my knowledge, this is a replacement.
        (Complete and submit required papers.)

    / / To the best of my knowledge, this is not a replacement.

------------------------------------------------------------------------------
5.  (a) Did you deliver "Notice of Investigation" and the
        explanation of the Medical Information Bureau to the
        Proposed Insured?                                     / / Yes  / / No
    (b) Did you deliver the current Prospectus and were all
        of the written sales materials used printed by
        General American Life Insurance Co.?                  / / Yes  / / No
    (c) Do you believe that the policy applied for is a suitable purchase for the applicant under the policy? / / Yes / / No

        ---------------------------------------------------------------------
                          Signature of Soliciting Agent
------------------------------------------------------------------------------
6.  Additional or Alternates desired. (Life Only)

    Addl. $            Plan
           -----------     ----------------------

    Addl. $            Plan
           -----------     ----------------------

    Alt.  $            Plan
           -----------     ----------------------

    Alt.  $            Plan
           -----------     ----------------------
If benefits, mode, beneficiary or ownership different than original policy, explain:


------------------------------------------------------------------------------
7. FOR BUSINESS INSURANCE ONLY (USE WHEN APPLYING FOR CORPORATION OR PARTNERSHIP INSURANCE OR CROSS PURCHASE ARRANGEMENTS INVOLVING BUSINESS INTERESTS)
    (a) Form of Organization:
        / / Corporation  / / Partnership  / / Individual Proprietor
------------------------------------------------------------------------------
    (b) If Keyman, does coverage exceed five times the
        insured's earned income? (If "Yes", submit details
        showing how amount of coverage was determined.)       / / Yes  / / No
------------------------------------------------------------------------------
    (c) If business purchase or stock redemption, does a
        formal agreement exist? (If "Yes", please describe
        provisions. If "No", what plans are being
        formulated.)                                          / / Yes  / / No
------------------------------------------------------------------------------
    (d) Has this business or any of its owners undergone
        receivership, bankruptcy, or serious financial
        reverses in the last five years? (If "Yes", furnish
        full details including date of discharge from
        receivership or bankruptcy.)                          / / Yes  / / No
------------------------------------------------------------------------------
    (e) Financial data for the last three years. (Please include a cover letter giving full details of the transaction including any pertinent historical, financial, or underwriting data. If available, complete financial statements can be submitted in place of the details requested under this question.)

          (1) Fiscal Year Ending   Month      Day                          Year 19     Year 19     Year 19
-----------------------------------------------------------------------------------------------------------
          (2) Net Worth of Owner's Equity
-----------------------------------------------------------------------------------------------------------
          (3) Liabilities    (i)  Current
-----------------------------------------------------------------------------------------------------------
                             (ii) Long Term Debt
-----------------------------------------------------------------------------------------------------------
          (4) Net Sales
-----------------------------------------------------------------------------------------------------------
          (5) Net Operating Income or Profit
-----------------------------------------------------------------------------------------------------------


    (f) Enter below in indicated column, the names, ownership interests, and the amount of business insurance (in all insuring companies) carried by all owners, officers, partners, and keymen.

--------------------------------------------------------------------------------------------------------------------------
                                                                INSURANCE AMOUNT - ALL COMPANIES INCLUDING GALIC OR GAIC
              NAME            TITLE            PERCENT OF      -----------------------------------------------------------
                                               OWNERSHIP         In Force               Pending              Contemplated
--------------------------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------------------------------------------------

8. Names and Codes of Agents to be credited with production. If not yet appointed-do not sign.

          Agent
               ---------------------------------------------
          Agent
               ---------------------------------------------
          Agent
               ---------------------------------------------
          Agent
               ---------------------------------------------
------------------------------------------------------------------------------
            Annualize commission requested  / / Yes  / / No



            -----------------------------------------------
                     Signature of General Agent

------------------------------------------------------------------------------
ATTACH AGENT LABEL ONLY FOR AGENT TO BE CREDITED WITH PRODUCTION - DO NOT ATTACH ADDITIONAL AGENT OR GENERAL AGENT LABELS UNLESS IT IS YOUR INTENTION
TO SPLIT COMMISSIONS.
 -----------------------------------   -------------------------------------




 -----------------------------------   -------------------------------------

------------------------------------------------------------------------------


10859 (9-86)

                              AVOCATION SECTION
------------------------------------------------------------------------------
1.  RACING, AUTO, MOTORCYCLE, SNOWMOBILE, MOTORBOAT
  ----------------------------------------------------------------------------
  A. Type:  / / midget,  / / stock,  / / hotrod,  / / go-kart,
     / / drag,  / / sportscar,  / / snowmobile,  / / cycle,  / / boat,
     / /
        ----------------------------------------------------------------------
                                  specify
  B. Vehicle or boat: make & model
                                  --------------------------------------------
     displacement                         horsepower
                 ------------------------           --------------------------
     class & category
                     ---------------------------------------------------------
  C. Maximum speed attained                                             m.p.h.
                           ---------------------------------------------
  D. Timing:  / / Vehicle vs vehicle  / / Vehicle vs clock
  E. Location: (oval track, closed circuit, drag strip, hill climb, etc., indicate all)

  ----------------------------------------------------------------------------
  F. Have you ever had a racing accident?                      / / Yes  / / No
     (If yes, explain full details)
                                   -------------------------------------------

  ----------------------------------------------------------------------------
  G. Racing organizations affiliated with:
                                          ------------------------------------

  ----------------------------------------------------------------------------
  H. Races supervised by:

  ----------------------------------------------------------------------------
  I.    Frequency
         (Number             Last 12            1 to 2           Estimated
         of Days)            Months           Years Ago        Next 12 Months
  ----------------------------------------------------------------------------

------------------------------------------------------------------------------
2.  UNDERWATER DIVING
  ----------------------------------------------------------------------------
  A. Type:  / / scuba  / / skin, or snorkel
  B. Purpose:  / / recreation  / / rescue  / / salvage  / /
                                                            ------------------
                                                                 specify
  C. Locations:  / / oceans  / / lakes  / / rivers  / / pools
     / / quarries  / / caves  / /
                                 ----------------
                                     specify
  D. Have you received formal diving training?
     / / Yes  / / No  (If yes, explain)
                                       ---------------------------------------
  E. Do you use the "buddy system"?  / / Yes  / / No
  ----------------------------------------------------------------------------
  F.                                          Frequency (Days)
                 Avg. Time    ------------------------------------------------
                  (Mins.)         Last            1 to 2          Est. Next
    Depth                        12 Mos.         Years Ago         12 Mos.
  ----------------------------------------------------------------------------
    0-50 ft
  ----------------------------------------------------------------------------
    50-75 ft.
  ----------------------------------------------------------------------------
    75-100 ft.
  ----------------------------------------------------------------------------
    100-150 ft.
  ----------------------------------------------------------------------------
    OVER 150 ft.
------------------------------------------------------------------------------
3.  PARACHUTING OR SKYDIVING
  ----------------------------------------------------------------------------
  A. Do you participate in skydiving or delayed chute opening
     competition?                                             / / Yes  / / No
  B. Are you a member of the United States Parachute
     Association?                                             / / Yes  / / No
  C. Do you parachute over or near water?                     / / Yes  / / No
     (If yes, explain)
  ----------------------------------------------------------------------------
  D.   Frequency
        (Number             Last 12            1 to 2            Estimate
       of Jumps)            Months            Years Ago       Next 12 Months
  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------

4.  MOUNTAIN OR ROCK CLIMBING
  ----------------------------------------------------------------------------
  A. Locations (ranges, caves, rock formations, trails, include usual heights including geographical area)
                                 ---------------------------------------------

  ----------------------------------------------------------------------------
  B. Type:  / / rock  / / ice  / /
                                  ---------------------
                                        specify
  C. Do you use direct-aid climbing?                          / / Yes  / / No
  D. Do you participate as a guide or engage in rescue
     duties?                                                  / / Yes  / / No
  E. Have you had a climbing accident?                        / / Yes  / / No
     (If yes, explain)
  ----------------------------------------------------------------------------
  F.   Frequency
        (Number             Last 12            1 to 2           Estimated
        of Days)            Months            Years Ago       Next 12 Months
  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------
5. REMARKS OR OTHER AVOCATIONS (Include details regarding nature, location, frequency, and degree of participation.)
  ----------------------------------------------------------------------------





==============================================================================
          AVIATION SECTION -- FOR STUDENTS, PILOTS AND CREW MEMBERS
          ---------------------------------------------------------

1.  TOTAL OF ALL HOURS FLOWN     TOTAL HOURS FLOWN     ESTIMATED HOURS FLYING
    AS PILOT OR CREW MEMBER?     IN PAST 12 MONTHS?      IN NEXT 12 MONTHS?

2. PILOT CERTIFICATE currently held: / / Student / / Private / / Commercial / / Airline Transport Rating (ATR) / / Flight Instructor
      / / Instrument Flight Rating (IFR)
    Have you ever been grounded or had your license revoked? / / Yes / / No (If "Yes", give full details under REMARKS)
3.  MEDICAL CERTIFICATE currently held:  / / III  / / II  / / I
    Date of last renewal
                        ------------------------------------------------------
    Was it denied by the Aviation Medical Examiner but
    eventually issued?                                        / / Yes  / / No
    Was it necessary to appeal before Certificate was
    eventually issued?                                        / / Yes  / / No
    Was Medical Certificate granted subject to limitation(s)
    or physical waiver(s)?                                    / / Yes  / / No
    (If any of the above questions is answered "Yes", please give full details and explain)
                        ------------------------------------------------------

    --------------------------------------------------------------------------
4. Are you currently, have you within the past 12 months or do you contemplate future flying in the Civil Air Patrol?
                                                      ------------------------
5.  Do you contemplate a change from your present flying to commercial or
    military flying?                                          / / Yes  / / No
    (If "Yes", give full details under REMARKS)
6.  REMARKS
           -------------------------------------------------------------------

    --------------------------------------------------------------------------
7.  Should you not qualify for full coverage at standard rates, do you desire:
    / / (a) Full coverage with extra premium if available?
    / / (b) Restricted aviation coverage without extra premium if available?
------------------------------------------------------------------------------
I HEREBY DECLARE that all the statements and answers to the above questions are complete and true to the best of my knowledge and belief, and I agree that they shall form a part of my application for insurance dated
                 this                day of                   19
-----------------    ----------------      -------------------  -----

                                      X
-------------------------------------  ---------------------------------------
     Signature of Licensed Agent            Signature of Proposed Insured

10859 (9-86)